UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 15, 2020

Box, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36805	20-2714444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Jefferson Ave.

Redwood City, California 94063

(Address of principal executive offices, including zip code)

(877) 729-4269

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	BOX	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

On July 15, 2020, Box, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The stockholders of the Company voted on the following proposals at the Annual Meeting, each of which is more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 28, 2020, as supplemented on June 25, 2020:

1.	To elect three Class III directors to serve until the Company’s 2023 annual meeting of stockholders and until their successors are duly elected and qualified;

2.	To approve, on an advisory basis, the compensation of the Company’s named executive officers; and

3.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending January 31, 2021.

Holders of the Company’s Class A Common Stock were entitled to one vote for each share held as of the close of business on May 20, 2020 (the “Record Date”).

Present at the Annual Meeting in person or by proxy were holders of shares of Class A Common Stock representing an aggregate of 124,256,607 votes, or more than 80% of the voting power of all issued and outstanding shares as of the Record Date, entitled to vote at the Annual Meeting, constituting a quorum.

The voting results for each of these proposals are detailed below.

1.     Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Sue Barsamian	74,721,070	28,524,017	21,011,520
Carl Bass	102,280,453	964,634	21,011,520
Jack Lazar	101,845,151	1,399,936	21,011,520

Each director nominee was duly elected as a Class III director to serve until the Company’s 2023 annual meeting of stockholders and until their successors are duly elected and qualified.

2.	Advisory Vote on Compensation of Named Executive Officers

For	Against	Abstained	Broker Non-Votes
102,010,741	1,057,363	176,983	21,011,520

The stockholders advised that they were in favor of the compensation of the Company’s named executive officers.

3.     Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstained	Broker Non-Votes
123,318,689	793,348	144,570	—

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending January 31, 2021 was ratified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOX, INC.

Date: July 17, 2020

	By:	/s/ David Leeb
David Leeb Chief Legal Officer and Corporate Secretary